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                                                                   EXHIBIT 10.17
                                MASTER LEASE AGREEMENT
LESSEE:

        Tele Tech Telecommunications, Inc., a California corporation
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        Name
        2130 N. Hollywood Way
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        Address
        Burbank,                            CA             91504
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        City                 County         State          Zip Code

        Teletech Teleservices, Inc., a Colorado corporation
        Teletech Holdings, Inc., Delaware corporation
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        Name
        1700 Lincoln Street, 14th Floor
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        Address
        Denver               Denver         CO             80203
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        City                 County         State          Zip Code
        Telefax #  303-894-4203
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        Tax Identification #   Tele Tech Telecommunications, Inc. 95-3822608
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                               Teletech Teleservices, Inc. 84-1218090
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                               Teletech Holdings, Inc.   84-1291044
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LESSEE'S BUSINESS FORM:        Proprietorship         General Partnership
                        ------                 ------
                           X   Corporations           Limited Partnership
                        ------                 ------
                               Other                  Limited Liability Company
                        ------                 ------

        This Master Lease Agreement ("Master Agreement") dated as of July 11, 1995, establishes the general terms and conditions under which FIRST INTERSTATE BANK OF CALIFORNIA ("Lessor"), whose address is Equipment Leasing Department, Regional Corporate Center, 1000 E. Garvey Avenue South, Suite 360, West Covina, CA 91790, Telefax Number 818-916-1111, may, from time to time, lease equipment and other personal property to Lessee. The terms and conditions hereof shall be deemed to form a part of each Equipment Schedule, the form of which is attached hereto as Exhibit "A," executed by and between Lessor and Lessee that refers to this Master Agreement (each a "Schedule" or "Equipment Schedule"). Each Equipment Schedule shall constitute a separate lease agreement incorporating all of the terms and conditions hereof. However, in the event of a conflict between the express provisions of any Equipment Schedule and the terms and conditions of this Master Agreement, the provisions of the respective Equipment Schedule shall prevail. Each lease agreement evidenced by an executed Equipment Schedule, together with all schedules, riders, addenda and/or exhibits that are attached or refer to that Equipment Schedule, is individually referred to herein as a "Lease," and all of the Leases are collectively referred to herein as the "Leases."

        1. LEASE. By execution and delivery by Lessee to Lessor of an Equipment Schedule in substantially the form attached hereto as Exhibit "A," and upon acceptance thereof by Lessor and satisfaction by Lessee of all conditions precedent set forth in this Master Agreement and such Equipment Schedule, Lessor shall lease to Lessee, and Lessee shall hire from Lessor, the personal property described on that Equipment Schedule, all on and subject to the terms and conditions set forth therein and herein. The personal property described in all of such Equipment Schedules, together with all replacement parts, additions, modifications, repairs and accessories incorporated therein and/or attached thereto, is severally and collectively referred to herein as the "Equipment."
No Lease, and no renewals or extensions thereof, shall be cancelable or terminable by Lessee except as provided in Section 12, below. Lessee hereby authorizes and empowers Lessor to unilaterally amend the Leases from time to time by inserting information more fully identifying the Equipment or any part thereof and irrevocably constitutes and appoints Lessor its true and lawful attorney-in-fact for the purpose of executing and filing from time to time in Lessee's name such financing statements describing the Equipment or any part thereof as Lessor deems appropriate.


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        2.       DELIVERY AND ACCEPTANCE OF EQUIPMENT.  Upon completion of
delivery of each item of Equipment (and, if such item of Equipment requires installation, installation of such item of Equipment), Lessee will have no more than 30 days to inspect and test the Equipment and, if the Equipment is in good order and conforms with any applicable purchase order, Lessee will promptly accept delivery of the Equipment on behalf of Lessor and shall execute and deliver to Lessor a duly completed Certificate of Acceptance in form and content acceptable to Lessor, which shall set forth, among other things, the date that Lessee accepted delivery of the Equipment on behalf of Lessor and Lessee's approval of the contract by which Lessor acquired the Equipment or the right to possession and use of the Equipment (the "Certificate of Acceptance").

        3. CONDITIONS PRECEDENT. Nothing in this Master Agreement means or shall be construed to mean or imply that Lessor has any commitment to enter into any Lease; Lessor may refuse to do so for any reason or for no reason at Lessor's sole discretion. In no event shall Lessor have any obligation to purchase any personal property and lease the same to Lessee until and unless, prior to the "Acceptance Deadline" set forth in the applicable Equipment Schedule, Lessee, at Lessee's cost, shall have satisfied all of the conditions precedent set forth in the applicable Equipment Schedule and Lessee shall also have delivered or caused to be delivered to Lessor, each of the following, in form and substance acceptable to Lessor:

                 (a) If Lessee or any Guarantor is a corporation, partnership, trust or other business association, such resolutions or authorizations and other such documents relating to the existence and good standing of such corporation, partnership, trust or other business association and the authority of any person executing this Master Agreement, any Equipment Schedule and/or any other document, instrument or agreement executed, delivered or undertaken on behalf of such corporation, partnership, trust or other business association in connection with this Master Agreement and/or the Leases, or any of them, as Lessor shall require;

                 (b) A duly completed and executed Equipment Schedule evidencing each Lease;

                 (c) An Assignment of Purchase Order Agreement, copy of all sale or purchase contracts regarding the Equipment entered into between Lessee and the manufacturer or vendor of the Equipment, a copy of all purchase orders regarding the Equipment issued by the Lessee, the original invoices regarding the Equipment issued by such manufacturer or vendor to Lessor, and the original bill of sale, if any, issued by such manufacturer or vendor evidencing the transfer of title to such Equipment to Lessor;

                 (d) A duly completed and executed Certificate of Acceptance regarding the Equipment which evidences, among other things, that Lessee has approved the contract to acquire the Equipment and accepted delivery thereof on behalf of Lessor on or prior to the "Acceptance Deadline" set forth in the Equipment Schedule applicable thereto or such later date as is otherwise agreed to in writing by Lessor;

                 (e) Evidence of due compliance with the insurance provisions of Section 11 hereof;


                 (f) Duly executed and completed UCC-1 Financing Statement(s) that describe the Equipment;

                 (g) Such other documents and instruments as Lessor shall in its reasonable discretion require, which may include, but shall not be limited to, a Continuing Payment Guaranty or an opinion of legal counsel to Lessee acceptable to Lessor as to such matters as Lessor shall require.

        If Lessee shall fail or refuse to satisfy all of the conditions precedent set forth herein and in the applicable Equipment Schedule on or prior to the "Acceptance Deadline" set forth in such applicable Equipment Schedule or such later date as is otherwise agreed to in writing by Lessor, then (a) Lessor may, at its option, terminate the Lease evidenced by such Equipment Schedule; and (b) if the respective Lease is terminated by Lessor, then, without further act (i) Lessee will thereupon be assigned all rights and shall assume all obligations as purchaser of such Equipment and shall indemnify and hold Lessor harmless from and against any and all claims of the manufacturer, vendor, transporter or any other person in connection with the purchase, delivery and failure or refusal to accept such Equipment; (ii) Lessee shall have all rights as the purchaser of such Equipment and be


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entitled to pursue any and all remedies that may be available against the manufacturer, vendor, transporter or any other person for any failure or breach in connection with the manufacture, shipment and delivery of the Equipment and Lessor shall provide Lessee with any and all documentation, evidence and any other reasonably requested information regarding the equipment; and (iii) if Lessee shall fail or refuse to accept delivery of the Equipment even though such Equipment is in good order and in conformance with any applicable purchase order, Lessee shall be liable to Lessor for, and shall indemnify Lessor against, all direct and consequential damages and/or costs incurred by Lessor in connection with such failure or refusal.

        4. TERM AND RENT. The term of each Lease, and the respective rental amounts and payment dates, are set forth in the respective Equipment Schedules. A late charge equal to the lesser of five percent (5%) of the installment or the maximum amount allowable by law shall be due and payable immediately without notice for each installment of rent not paid when due and payable.

        5.       OWNERSHIP; PRECAUTIONARY GRANT OF SECURITY INTEREST.  It is
the intention of the parties hereto that the Equipment is and shall remain the sole and exclusive property of Lessor, and Lessee shall have no right, title or interest therein except the interest of Lessee arising under the Leases. With respect to replacement parts, additions, modifications, repairs and accessories hereafter incorporated in and/or attached to the Equipment, title thereto shall pass to Lessor without compensation upon such incorporation or attachment to the Equipment. The Equipment is and shall at all times be and remain personal property, notwithstanding, if applicable, that the Equipment or any part thereof may now be or hereafter become in any manner affixed or attached to or imbedded in, or permanently resting upon, real property or any building thereon, or attached in any manner to what is permanent by means of cement, plaster, nails, bolts, screws, or otherwise. Should, however, any Lease constitute a lease intended as security within the meaning of the Colorado Uniform Commercial Code, the Lessee does hereby grant to Lessor a security interest in all of its right, title and interest in, to and arising under such Lease, the Equipment described therein and the proceeds of both to secure the payment and performance by Lessee of all of its liabilities and obligations arising under all of the Leases, and Lessor shall have all of the rights and remedies of a secured party under applicable law in addition to all of its rights and remedies under the terms and
conditions hereof and of the Leases.   Lessee agrees to execute and file Uniform
Commercial Code Financing Statements and any and all other instruments necessary to perfect Lessor's interest in this Master Agreement, the Lease, and the payments due thereunder.

        6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE. Lessee represents, warrants and covenants to Lessor as follows:

                 (a) If Lessee is a corporation, partnership, trust or other business association, Lessee is, and throughout the terms of the Leases shall remain, duly organized, validly existing and in good standing under the laws of the state of its organization and qualified to do business and in good standing in the States of California, Colorado and Delaware and in each other state in which the failure to be so qualified and in good standing would have a material adverse effect on the financial condition, operations or business of the Lessee;

                 (b) Lessee is fully authorized and permitted to enter into this Master Agreement and all of the Leases entered into from time to time and to execute any and all documentation required herein and therein, to lease the Equipment upon the terms set forth herein and in the Leases and to perform the terms of this Master Agreement, the Leases and all other documents executed in connection therewith, none of which conflicts with any provision of law, regulation, ordinances, or orders of public authorities applicable to Lessee; this Master Agreement and the Leases, and all other documents executed or delivered in connection therewith (including, without limitation, any guarantee of the Leases), are, and throughout the terms of the Leases shall remain, valid and binding legal obligations of Lessee or any guarantor of the Leases or any Lease, as applicable, and each is and shall remain enforceable in accordance with its terms;

                 (c) The execution, delivery and performance by Lessee of this Master Agreement and all of the Leases entered into from time to time, and all other documents relating to this Master Agreement and the Leases (or any of them), will not result in any breach of the terms or conditions of, or constitute a default under Lessee's bylaws or articles of incorporation or any agreement or instrument under which Lessee or any such


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guarantor is a party or is obligated; Lessee is not in default in the performance or observance of any obligations, covenants or conditions of any such agreement or instrument;

                 (d) No actions, suits or proceedings are pending or threatened against Lessee or any such guarantor that might materially and adversely affect the payment by Lessee or any such guarantor of the rental payments under the Leases, the performance by Lessee or any such guarantor of its other obligations arising under this Master Agreement, the Leases or any documents executed in connection therewith or the financial condition, business or operations of Lessee or any such guarantor;

                 (e) All financial statements, profit and loss statements, statements as to ownership, federal, state and local tax returns and other statements or reports previously or at any time hereafter given to Lessor by or on behalf of Lessee or any such guarantor are and shall be true, complete and correct as of the date thereof and do and shall fairly present Lessee's financial condition as of the date thereof; there has been no material adverse change in the financial condition or the results of the operations of Lessee or any such guarantor since the date of the latest financial statements of Lessee or any such guarantor given to Lessor;

                 (f) The Equipment will be used solely for commercial or business purposes and NOT for personal, family or household purposes;

                 (g) Lessee has no contingent or disputed liabilities or unrealized or anticipated losses which in the aggregate are material or any material commitments of an unusual or burdensome character;

                 (h) Lessee shall not permit any pension plan maintained by it to (i) engage in any "prohibited transaction" as such term is defined in
Section 4975 of the Internal Revenue Code of 1986, as amended, (ii) incur any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA, or (iii) terminate any such plan in a manner which could result in the imposition of a lien on the property of Lessee pursuant to Section 4068 or ERISA;

                 (i) In addition to notices required herein, Lessee shall immediately give notice in writing to Lessor of (i) the occurrence of an Event of Default, or any condition, event or act which with the giving of notice, failure to cure or the passage of time or all the foregoing would constitute such an Event of Default; and (ii) any change in the name or business of Lessee, any change in its form, management or organizational structure and any change in Lessee's address of principal location(s) of business or location of the Equipment;

                 (j) None of the financial statements or any certificate, document or statement furnished to Lessor (or to be furnished to Lessor) by or on behalf of Lessee in connection with any Lease, and none of the representations and warranties in this Master Agreement, contains (or will contain) any untrue statement of a material fact necessary in order to make the statements contained therein or herein not misleading. There is no fact which materially adversely affects or in the future (so far as Lessee can now foresee) may materially adversely affect the ability of Lessee to perform its obligations which has not been set forth herein or in a certificate or opinion of counsel or other written statement furnished to Lessor by or on behalf of Lessee. There has been no material adverse change in the creditworthiness or condition of Lessee, financial or otherwise, or affairs of Lessee since the date of the most recent financial statements given to Lessor with respect to Lessee;

                 (k) Lessee is not subject to, or if subject to, is in compliance with all federal, state and local laws, ordinance or regulation relating to industrial hygiene or environmental conditions including but not limited to the Resource Conservation and Recovery Act or the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended;

                 (l) Lessee shall defend Lessor's title against, and keep the Equipment free of, all levies, liens, claims and encumbrances of every kind and description, and however and whenever arising, except those (if any) which Lessor has created or to which Lessor has consented in writing. At Lessor's option, Lessee shall provide and affix to the Equipment, at Lessee's expense, labels or other physical attachments satisfactory to Lessor clearly disclosing Lessor's ownership interest in the Equipment. Lessee shall not allow the Equipment or any part thereof to become a fixture with respect to real property;


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                 (m)      Lessee agrees that unless Lessor agrees otherwise in
writing, Lessee shall comply with all terms and covenants (financial or otherwise) of that certain Loan Agreement dated April 12, 1995, between Lessee and Lessor, as subsequently amended, whether or not any amounts remain outstanding under such Loan Agreement or such Loan Agreement has been terminated.

        Lessee shall be deemed to have made all of the foregoing representations and warranties as of the date each respective Equipment Schedule is executed and delivered by Lessee and also as of the "Commencement Date" of each Lease evidenced thereby (as defined therein).

        7. NO WARRANTIES BY LESSOR; MAINTENANCE; COMPLIANCE WITH LAWS. LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR EMPLOYEES. LESSEE ACKNOWLEDGES THAT LESSOR, NOT BEING THE MANUFACTURER OR VENDOR OF THE EQUIPMENT, NOR MANUFACTURER'S OR VENDOR'S AGENT, AND HAVING NO FAMILIARITY WITH THE EQUIPMENT WHATSOEVER, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS FOR A PARTICULAR PURPOSE, USE, VALUE, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, MERCHANTABILITY OR PERFORMANCE OF THE EQUIPMENT OR OF THE MATERIAL OR WORKMANSHIP THEREOF OR THAT THE EQUIPMENT IS FREE OF ANY RIGHTFUL CLAIM OF ANY THIRD PERSON BY WAY OF INFRINGEMENT OR INTERFERENCE OR THE LIKE. IT IS AGREED THAT LESSOR LEASES AND LESSEE HIRES THE EQUIPMENT "AS IS" AND THAT ALL SUCH RISKS, AS BETWEEN THE LESSOR AND THE LESSEE, INCIDENT THERETO ARE TO BE BORNE BY THE LESSEE AS ITS SOLE RISK AND EXPENSE. LESSEE AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST THE LESSOR BASED THEREON, INCLUDING, WITHOUT LIMITATION, CLAIMS BASED ON ANY BREACH OF VENDOR'S OR MANUFACTURER'S WARRANTIES OR ANY MALFUNCTIONING OF OR DEFECT OR DEFICIENCY IN THE EQUIPMENT OR PATENT INFRINGEMENT OR SIMILAR CLAIMS OR LESSEE'S DISSATISFACTION WITH THE EQUIPMENT. LESSEE FURTHER AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST THE LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR OTHER CONSEQUENTIAL OR INCIDENTAL DAMAGES. LESSOR SHALL NOT AT ANY TIME BE REQUIRED TO INSPECT THE EQUIPMENT OR ANY PART THEREOF NOR SHALL ANY INSPECTION BY LESSOR BE DEEMED TO AFFECT OR MODIFY THE PROVISIONS OF THIS SECTION 7.

        No oral agreement, guaranty, promise, condition, representation or warranty to the contrary shall be binding; all prior conversations, agreements or representations related hereto, to the Leases and/or to the Equipment are integrated herein. Lessor makes no warranty whatsoever regarding the characterization of the Leases, or any of them, for tax, accounting or other purposes.

        Lessor shall have no obligation to install, erect, test, adjust or service the Equipment. Lessee agrees, unless otherwise expressly agreed to by Lessor in writing, at Lessee's own cost and expense: (i) to pay all shipping charges and other expenses incurred in connection with the shipment of the Equipment by the seller thereof to Lessee; (ii) to pay all charges and expenses in connection with the installation, deinstallation, use, operation and maintenance of each item of Equipment; (iii) to comply with the Equipment manufacturer's operating procedures, with all insurance and warranty requirements, and with all governmental laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of each item of Equipment; (iv) to make all repairs and replacements required to be made to maintain the Equipment in good condition and repair, reasonable wear and tear excepted; and (v) to make no alterations in or to, and to affix no attachments, accessories or additions to, the Equipment without Lessor's prior written consent. The Equipment shall not be used by unqualified operators nor for purposes other than those for which it has been designed, nor shall it be serviced or repaired by persons not authorized to do so by the manufacturer thereof, if such authorized persons are reasonably available. Lessor hereby assigns to Lessee, without recourse for the term of each Lease, all manufacturer's warranties and guaranties, express or implied, pertinent to the Equipment, subject to Lessee's obligations to reassign to Lessor all such warranties and guaranties upon Lessor's repossession of the Equipment.

        8. NET LEASE. It is understood and agreed that each Lease is a net lease, and that, as between Lessor and Lessee, Lessee shall be responsible for all costs and expenses of every nature whatsoever arising out of or in connection with or related to each Lease and/or the Equipment. Lessee's obligation to pay all rental and other payments hereunder and under the Leases shall be absolute and unconditional and shall not be affected by any circumstances whatsoever, including, without limitation (i) any setoff, counterclaim, recoupment, defense or


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other right which Lessee may have against Lessor or any other person for any reason whatsoever, (ii) any defect in the title, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Equipment, or any interruption or cessation in the use or possession thereof by Lessee for any reason whatsoever, or (iii) any other circumstance, happening or event whatsoever, whether or not similar to the foregoing. If for any reason whatsoever this Master Agreement or any of the Leases shall be terminated in whole or in part by operation of law or for any other reason whatsoever, except as specifically provided herein or therein, or except as otherwise expressly agreed to by Lessor in writing, Lessee nonetheless agrees, to the extent now or then permitted by applicable laws, to pay to Lessor an amount equal to each rental payment under such Leases and all other sums due thereunder and hereunder at the time such payment would have become due and payable in accordance with the terms hereof and thereof had this Master Agreement and such Leases not been terminated in whole or in part. Lessee hereby waives, and hereby agrees to waive at any further time at the request of Lessor, to the extent now or then permitted by applicable laws, any and all rights which it may now or hereafter have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Master Agreement or any Lease except in accordance of the express terms of Section 12 hereof.

        9. INDEMNITY. Lessee shall indemnify Lessor against, and hold Lessor harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, at law or in equity of whatsoever kind and nature, other than those relating to Lessor's negligent or wrongful acts or omissions in contract or tort, including attorneys' fees, arising out of, relating to, connected with, or resulting from this Master Lease or the Equipment, including without limitation the manufacture, selection, purchase, delivery, acceptance (or lack thereof), possession, condition, use, operation or return thereof. Specifically, without limiting the foregoing, Lessee shall indemnify and hold Lessor harmless against all claims of trademark, patent and copyright infringement, and of the wrongful use of trade secrets or proprietary information in any form, against all claims for property damage, personal injury or wrongful death, and against all claims that the Equipment or any part thereof is or has become a fixture with respect to any real property. Lessee's obligations hereunder will survive the expiration of this Master Lease with respect to events occurring or alleged to have occurred prior to the return of the Equipment to Lessor at the end of the term of the applicable Lease.

        10. FINANCIAL REPORTING REQUIREMENTS. Lessee shall maintain, and shall cause each guarantor of the Leases to maintain, a standard, modern system of accounting that reflects the application of generally accepted accounting principles consistently applied. Lessee shall furnish to Lessor, and shall cause each Guarantor of the Leases or any obligation thereunder to furnish to Lessor, within one hundred twenty (120) days of the close of each Lessee fiscal year, Lessee's and Guarantor's audited financial statements, balance sheet and profit and loss statements. Within sixty (60) days of the end of each Lessee fiscal quarter, Lessee shall furnish to Lessor Lessee's quarterly financial statements. Lessee shall furnish Lessor such additional financial information, including but not limited to statements as to ownership and federal, state and local tax returns from time to time specified by Lessor in such form and with such certifications as Lessor may require.

        11. INSURANCE. Throughout the terms of the Leases, and any renewals or extensions thereof, and until the Lessor has received possession of the Equipment upon its return to Lessor, Lessee, at its expense, shall (i) keep the Equipment insured against loss, damage, fire and theft, with extended or combined additional coverage, in such amounts as Lessor from time to time reasonably may specify, (ii) maintain liability insurance in amounts satisfactory to Lessor concerning any property damage, personal injury or fatality that may result from the possession, use or operation of the Equipment, and (iii) keep the Equipment insured against such other risks in such amounts as Lessor from time to time reasonably may specify. Such casualty insurance shall name Lessor as loss payee and all such other insurance policies shall name Lessor as an additional insured. Lessee shall on reasonable request of Lessor deliver to Lessor the policies or other evidence of such insurance reasonably satisfactory to Lessor, with a standard (non-attribution) long form endorsement attached thereto or indicated therein, showing loss proceeds, if any, payable directly to Lessor, all in form satisfactory to Lessor, together with receipts for the paid premiums thereunder. The loss proceeds of such insurance shall be paid directly to Lessor and such proceeds, less any costs and expenses incurred or paid by Lessor in the collection thereof, shall be applied at the election of Lessor either toward repair or replacement of the Equipment damaged, destroyed, lost or stolen or to payment of any rental payment or other amount payable by Lessee hereunder or under the Leases (including but not limited to any "Casualty Payment," as defined below), whether or not then due.


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        Lessee shall cause all insurance policies required under the terms of this Section to (i) provide that no cancellation, change, lapse or expiration thereof shall be effective as to Lessor for 10 days after receipt by Lessor of written notice thereof; (ii) provide that the insurers shall hold harmless and waive any rights of subrogation against Lessor; (iii) be primary without right of contribution from any other insurance which is carried by Lessor; (iv) waive any rights of setoff, counterclaim or other deduction against Lessor;
(v) provide that Lessor shall have no obligation or liability for premiums, commissions, assessments or calls in connection with such insurance; and
(vi) provide that such policies will not be invalidated by any act or omission of Lessee or any other additional insured, and shall insure Lessor and its assigns, regardless of any breach or violation of any warranty, declaration, condition or covenant contained in such policies by Lessee or any other additional insured.

        12. LOSS, DAMAGE OR DESTRUCTION OF EQUIPMENT. Lessee shall bear all risk of damage, destruction, loss of possession or theft of the Equipment or any part thereof, and no such event shall cause any abatement or release whatsoever in Lessee's liability to pay rent or to perform other covenants as provided herein and in the Leases. In the event that any Equipment is lost, stolen, condemned by any governmental authority, totally destroyed, damaged beyond repair or permanently rendered unfit for use (each an "Event of Loss"), then Lessee shall promptly notify Lessor of the occurrence of such Event of Loss and shall pay or cause to be paid to Lessor, not later than the earlier to occur of (a) the date that is 120 days subsequent to the date such Event of Loss occurred and (b) the date of receipt of insurance proceeds in respect of such Event of Loss, a "Casualty Payment" (defined below) in respect of the Equipment as to which there has occurred such Event of Loss. In addition, Lessee shall continue to pay all rental payments that become due and payable on such Equipment after the date that such Event of Loss has occurred and prior to the date that the Casualty Payment thereon is actually received by Lessor. If Lessee shall have timely paid all such rental payments on such Equipment, all rental payments thereon that became due and payable prior to the date such Event of Loss occurred, and the Casualty Payment that is due and payable with respect thereto, then the liability of the Lessee to pay rent for such Equipment shall be discharged. For purposes of this Master Agreement and each Lease, "Casualty Payment" means, with respect to any item of Equipment as to which an Event of Loss has occurred, a payment in an amount equal to the "Stipulated Loss Value" (defined below) of such Equipment determined as of the date such Casualty Payment is due and payable less the net amount of recovery, if any, actually received by Lessor on or prior to the date such Casualty Payment is due and payable from insurance or otherwise in respect of such Event of Loss.

        13.      STIPULATED LOSS VALUE; SCHEDULE OF STIPULATED LOSS
PERCENTAGES. A "Schedule of Stipulated Loss Percentages" is attached to or referred to in each Equipment Schedule. For purposes of this Master Agreement and each Lease, the term "Stipulated Loss Value" means, with respect to any item of Equipment, that amount equal to: (i) the amount obtained by multiplying the "Stipulated Loss Percentage" (defined below) of such item of Equipment times the original cost thereof, as such original cost is set forth in the Equipment Schedule pursuant to which such item of Equipment is leased, or if not set forth therein, as reasonably determined by Lessor, less (ii) the aggregate amount of prepayments of rent otherwise due and payable at the end of the Lease term, if any are required under the applicable Equipment Schedule. For purposes of this Master Agreement and each Lease, the term "Stipulated Loss Percentage" means, with respect to any item of Equipment, the percentage set forth in the Schedule of Stipulated Loss Percentages attached to or referred to in the Equipment Schedule that corresponds to the "Basic Rent Payment Date" (defined in such Equipment Schedule) through which rental payments on such Equipment have actually been paid (exclusive of prepayments of rent otherwise due and payable at the end of the Lease term, if any such are required under the respective Equipment Schedule) as of the date that the Stipulated Loss Value of such item of Equipment is determined. Under no circumstances shall the specification of Stipulated Loss Values be construed, whether alone or in conjunction with any other provisions hereof or of any Lease, to grant Lessee any right to purchase the Equipment for the amount of any such Stipulated Loss Value.

        14. TAXES. Lessee shall pay all license fees, registration fees, assessments, and sales, use, property, excise, and other taxes now or hereafter imposed by any federal, state or local government on or against the Equipment based on the ownership, lease, rental, sale, possession or use of the Equipment, whether the charge is assessed against Lessor or Lessee, as well as any related penalties or interest, unless such taxes, penalties or interest are due to Lessor's failure for whatever reason, to notify Lessee of assessments charged against Lessor, excluding, however, any tax or payment in lieu of tax imposed on or measured by Lessor's net income, and Lessee will make all reasonable efforts to do everything required of Lessor in connection with said fees, assessments and taxes. All billings and other notices regarding such fees, assessments and taxes shall, at Lessor's option, be either in the name of the Lessor and addressed to the Lessor, or in the name of the Lessee and in care of the Lessor. From time to time, when Lessor requests, Lessee shall provide written proof of payment of all obligations mentioned in this section. Personal property and any other tax returns for the Equipment shall be filed by the Lessor, either in the name of the Lessee or the Lessor, as determined by Lessor. Lessee hereby agrees that Lessor shall have no duty or obligation whatsoever to contest any license fees, registration fees, assessments, or sales, use, excise, property or other taxes now or hereafter imposed by any federal, state or local government on or against the Equipment based on the ownership, lease, rental, sale, possession or use of the Equipment. Lessee shall have the right to contest in good faith by appropriate proceedings maintained in its own name or in the name of Lessor any such personal property taxes if Lessee promptly notifies Lessor in writing of the commencement of any such contest proceedings and thereafter promptly responds in writing in an accurate and complete manner to any inquiries that Lessor may have with respect thereto, PROVIDED, that Lessee shall continue to have the right to contest such personal property taxes only so long as such contest proceedings do not result in any enforcement, collection, foreclosure or forfeiture proceeding, or any levy or execution, which remains unstayed or unbonded for a period of 5 consecutive business days. Lessee shall not have the right to contest any other fees, assessments or taxes payable by Lessee hereunder without the prior written consent of Lessor. It is also expressly agreed that Lessee will obtain prior written permission from Lessor before it asserts on either its or Lessor's behalf any tax immunity based on Lessor's status as a national banking association. This Section is not intended to, and does not, transfer incidents of ownership from Lessor to Lessee.

        15. LESSEE'S FAILURE TO PAY TAXES, INSURANCE, ETC. If Lessee fails to make any payment or to do any act required hereunder or under any Lease, then Lessor shall have the right, but not the obligation, to make the payment or do the act, with notice to or demand on Lessee, and without releasing Lessee from any contract obligation, and to pay, purchase, contest or compromise any encumbrance, charge or lien which Lessor reasonably judges to affect the Equipment or Lessor's rights therein. In exercising such right, Lessor may incur any reasonable liability and expend any amount which in its discretion it deems reasonably necessary. All sums Lessor so incurs or spends shall be, immediately due and payable by Lessee to Lessor 30 days after written demand therefore, and shall bear interest from the date so incurred or spent, whichever is earlier, until paid in full to Lessor at the rate of 10.0% per annum.

        16. TAX INDEMNITY. The provisions of this Section 16 shall be applicable only to Equipment for which Lessee is not granted any purchase option or for which Lessee is granted only a Fair Market Value purchase option (severally and collectively, the "Tax Indemnity Equipment"). The rental for Tax Indemnity Equipment is determined by Lessor on the basis that Lessor and/or any person to which Lessor assigns ownership to all or any portion of the Tax Indemnity Equipment (for purposes of this Section 16, the "Owner") shall be entitled to the federal and state income tax deductions, credits and other benefits with respect thereto as are generally provided to an owner of rental property (the "Tax Benefits"), including, without limitation, (i) accelerated cost recovery or depreciation deductions on the Tax Indemnity Equipment under the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and under equivalent state income tax laws, based upon such depreciable lives, averaging conventions, methods of depreciation and other methods as the Owner elects for income tax purposes; (ii) the deduction under Section 163 of the Code in the full amount of any interest paid or accrued by the Owner in accordance with the Owner's method of accounting for tax purposes with respect to any indebtedness incurred by the Owner in financing its purchase of the Equipment and (iii) the timing and the amount of the income inclusion assumed by Owner for the rent payable under Leases of Tax Indemnity Equipment. (As used herein, the term "Owner" includes Lessor to the extent Lessor has not assigned ownership to the Tax Indemnity Equipment.) If as a result of any act or failure to act of Lessee or any other user of any Tax Indemnity Equipment (including but not limited to any Event of Default, as defined below), the tax status of Lessee or any such user, the location in which any Tax Indemnity Equipment is used, the occurrence of any Event of Loss with respect to any Tax Indemnity Equipment, or any modification or repair of any Tax Indemnity Equipment, (a) Owner shall lose, have recaptured or disallowed or, in the good faith opinion of Owner, not be entitled to the full use of the Tax Benefits or such Tax Benefits are delayed or deferred, or (b) Owner shall have its federal or state income taxes increased or accelerated on account of any recomputation, recapture or delay in the receipt of such Tax Benefits in any year or years pursuant to the provisions of the Code or equivalent state tax laws (including but not limited to any Event of Default, as defined below), or (c) if Owner shall be obligated to include in income during the term of any Lease of Tax Indemnity Equipment any amount other than rent or (if applicable) a Casualty Payment, a payment of liquidated damages pursuant to Subsection 23(g)(ii) hereof or a purchase option payment or if Owner shall be required to include any such payments of rent, Casualty Payment, liquidated damages or purchase option payment in income earlier than the tax period in which such payments are actually received by Lessor (each of the events referred to in (a), (b) and (c) above being referred to as a "Tax Loss"), then Lessee shall pay to the Owner, upon demand, a lump sum amount which, after deduction therefrom for all federal, state and local income taxes payable by the Owner with respect to the receipt of such sum, shall be sufficient under the federal and state tax laws then in effect to restore the Owner to substantially the same after-tax economic position the Owner would have been in had such Tax Loss not been incurred, after taking into account: (i) the amount of the Tax Benefits so lost, recaptured, delayed, disallowed, recomputed or not so utilized for the current tax period and which are likely to be similarly affected in future periods, (ii) the increase or acceleration in the Owner's tax on account thereof (determined without regard to any losses or deductions attributable to other Owners transactions), (iii) penalties, interest or other charges imposed upon Owner, (iv) differences in tax years involved, and
(v) the present value of the any Tax Benefits Owner more likely than not can expect to derive solely as a result of such Tax Loss. Owner's good faith determination of the amount of such indemnity payment shall be binding upon Owner and Lessee. Owner shall have no obligation to contest any Tax Loss. The provisions of this Section 16 shall survive the expiration or earlier termination of any Lease of Tax Indemnity Equipment. The obligation of Lessee to make an indemnity payment on account of a Tax Loss shall occur upon the earliest of (1) the happening of any event which may reasonably be expected to result in such Tax Loss, in the good faith opinion of Owner, (2) the payment by Owner to the Internal Revenue Service or any state tax authority of any tax increase directly or indirectly arising from such Tax Loss, or (3) the adjustment of any Owner tax return that reflects such Tax Loss. Lessee shall not report or claim any of the Tax Benefits or otherwise adopt a tax filing position inconsistent with Owner's full entitlement to the Tax Benefits.

        17. LOCATION. Lessee will not, without written notice to Lessor specifying a new location, permit the Equipment or any part thereof to be removed from the location shown in (a) the respective Equipment Schedule pursuant to which the Equipment is leased or (b) any prior consent.

        18. INSPECTION AND NOTICE. Lessor shall have the right to inspect the Equipment at any time during business hours. Lessee shall give Lessor immediate notice of any attachment, garnishment, levy or other judicial process affecting any of the Equipment and shall advise the Lessor, upon Lessor's request, of the location of any Equipment.

        19. ASSIGNMENT BY LESSOR. Lessor may transfer or assign all or any part of Lessor's right, title and interest in, under or to the Equipment, or any portion thereof, and/or any Lease, and any or all sums due or to become due pursuant to any such assigned Lease, for any reason to any third party (the "Assignee"). Assignee may re-assign and transfer and such transferee shall also be referred to as the "Assignee". Lessee agrees that upon receipt of written notice from Lessor of such assignment, together with a copy of a written agreement duly executed by Lessor evidencing any such assignment, Lessee shall perform all of its obligations relating to such assigned Lease for the benefit of Assignee and, if so directed in writing, shall pay all sums due or to become due under such assigned Lease directly to the Assignee or to any other party designated in writing by the Assignee. Lessee hereby waives and agrees not to assert against the Assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor for any reason whatsoever. For purposes of this Master Agreement, the term "Lessor" shall include any Assignee.

        Upon receipt of notice of any such assignment, Lessee agrees to execute and deliver to Lessor, if requested, such documentation as Assignee may reasonably require. Lessee and Lessor hereby acknowledge and affirm that the rights and obligations set forth in the terms and covenants contained in any assigned Lease shall survive any such assignment. Nothing contained in such documentation required by Assignee shall be in derogation of any of the rights granted to Lessee hereunder or under any such assigned Lease. No such assignment shall relieve Lessor of its obligations arising under this Master Agreement or interfere with Lessee's right to quiet possession of the Equipment under any assigned Lease.

        20. RESTRICTIONS ON ASSIGNMENT BY LESSEE. Except for assignments to wholly-owned subsidiaries of Lessee (which such assignment shall not relieve Lessee of its obligations under each Lease to Lessor) Lessee shall not, unless Lessee shall have obtained the prior written consent from Lessor: (a) assign, transfer, pledge, hypothecate or grant or suffer to exist any lien or security interest in this Master Agreement, any Lease, the Equipment or any part thereof, or any interest therein, (b) sublet or lend the Equipment or any portion thereof, or (c) permit the Equipment or any portion thereof to be used by anyone other than Lessee's employees agents, contractors, subcontractors.

        21. RETURN OF EQUIPMENT. Subject to Lessee's purchase option, if any, set forth in the respective Equipment Schedule, when each Lease expires or otherwise terminates, in whole or in part, Lessee shall return all (or, at Lessor's option, any part of) the Equipment leased thereunder to the Lessor in good repair and condition, excepting ordinary wear and tear resulting from its proper use, by deinstalling, packaging, and loading such Equipment, at Lessee's cost, on a carrier specified by Lessor and shipping it, fully insured, at Lessee's expense, freight prepaid by Lessee, to a site designated by Lessor.

        22. DEFAULT. The occurrence of any of the following events or conditions shall constitute an event of default under all of the Leases (each is referred to herein as an "Event of Default"):

                 (a) Lessee shall fail to pay any rental payment required under any Lease when and as due and payable; or

                 (b) Lessee shall fail to pay any other sum required to be paid by Lessee under this Master Agreement or any Lease when and as due and payable; or

                 (c) Lessee shall fail to carry and maintain in effect insurance in accordance with Section 11 hereof; or

                 (d) After written notice by Lessor to Lessee, Lessee shall fail to timely perform or observe any other term, covenant or condition of this Master Agreement, any Lease or any document executed in connection therewith, and either

                          (i)      such failure cannot be remedied or

                          (ii)     such failure can be remedied, but such
failure continues unremedied for a period of twenty (20) days after it occurs;

                 (e) The filing by Lessee or any Guarantor (or against Lessee or any such Guarantor to which Lessee or any such Guarantor acquiesces or which is not dismissed within sixty (60) days after the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; the entry of an order for relief under such laws with respect to Lessee or any such Guarantor; or the appointment of a receiver, trustee, custodian or conservator of all or any part of the property of Lessee or any such Guarantor;

                 (f) The insolvency of Lessee or any Guarantor; or the execution by Lessee or any such Guarantor of an assignment for the benefit of its creditors; or the convening by Lessee or any such Guarantor of a meeting of its creditors, or any class thereof, for the purpose of effecting a moratorium upon or extension or composition of its debt; or the failure of Lessee or of any such Guarantor to pay its debts as they mature; or if Lessee or any such Guarantor is generally not paying its debts as they mature; or the admission in writing by Lessee or any such Guarantor that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature;

                 (g) The death or incapacity of Lessee or any Guarantor, if an individual, or the merger, consolidation, acquisition, liquidation, termination or dissolution of Lessee or any such Guarantor, if a corporation, partnership or other business association, or if Lessee or any such Guarantor shall sell or turn over the management or operation of all or any substantial portion of its property, assets or business to any other person, corporation, partnership or other business association;

                 (h) Lessor's good faith determination in its sole discretion that the Equipment or any portion thereof is in danger of theft, conversion, loss, damage or destruction or is to be moved, transported, shipped or stored without Lessor's prior written consent to or from a location or in a manner other than in accordance with the provisions of this Master Agreement and the Leases;

                 (i) The occurrence of any adverse change in the financial condition of Lessee or any Guarantor that Lessor, in its reasonable discretion, deems material.

        23. REMEDIES. If any Event of Default shall occur, Lessor, at its option, without notice or demand on Lessee (except as expressly provided in subparagraph (g) below), in addition to any and all other remedies available to Lessor under applicable law, may do any or all of the following:

                 (a) Terminate all or any of the Leases and/or Lessee's rights of possession and use of all or any portion of the Equipment under all or any of the Leases;

                 (b) Take possession of all or any portion of the Equipment, wherever located, or render the same unusable;

                 (c) Require the Lessee to assemble and return all or any portion of the Equipment to Lessor (as more fully specified in Section 21 hereof);

                 (d) Retain, hold, sell, lease or otherwise dispose of all or any portion of the Equipment, in a public or private transaction, without demand upon or notice to Lessee, and any such sale, lease or other disposition shall be free and clear of any rights of Lessee;

                 (e) Use, without cost to Lessor, Lessee's place of business for the purpose of storing all or any portion of the Equipment;

                 (f) Apply the proceeds of any security deposits held in connection with any of the Leases to payment of rentals thereunder or damages incurred in connection therewith (any such security deposits are separate and distinct from any prepayments of rent collected in connection with any Lease);

                 (g) Recover other and further damages, which shall include but not be limited to payment by Lessee immediately upon demand of the following, each bearing interest until paid in full at the rate of 18% per annum from the earlier of (A) the date such demand is made or (B) the date otherwise due and payable:

                          (i)      all accrued and unpaid rent payments payable
under all or any of the Leases and all other costs, charges, fees and amounts payable thereunder or hereunder;

                          (ii)     as liquidated damages for the loss of a
bargain, and not as a penalty, an amount equal to the aggregate Stipulated Loss Value of all or any portion of the Equipment (after giving effect to the application of all rent payments actually paid pursuant to subparagraph (g)(i) of this Section 23), less the sum of:

                                   (A)      the proceeds of any security
deposits applied to payment of Lease rentals or damages incurred in connection with the Leases (any such security deposits are separate and distinct from any prepayments of rent collected in connection with any Lease), plus

                                   (B)      either the net proceeds of a public
or private sale or other disposition thereof, or, at Lessor's sole option, the fair market value thereof as of the date possession of such Equipment is returned to Lessor, which fair market value shall be determined by Lessor, in the exercise of its reasonable discretion, and notice thereof given in writing to Lessee or, if Lessee objects in writing within ten (10) days after receipt of such written notice from the Lessor, then by a professional, third party appraiser selected by Lessor, whose determination shall be final and irrebuttable in the absence of manifest error;

                          (iii)    all of Lessor's reasonable costs and
expenses in connection with Lessee's breach of this Master Agreement, or any Lease, or the enforcement of this Master Agreement or any Lease (including reasonable attorneys' fees and expenses), or associated with the repossession, reconditioning and sale, lease or other disposition of the Equipment; and

                          (iv)     payment of any and all amounts payable by
Lessee under Section 16 hereof.

Lessor's and Lessee's remedies hereinabove specified are cumulative, and may be exercised by Lessor in any order or manner, as to all of the Leases and Equipment or only a portion thereof, all as Lessor shall determine in its sole discretion. No exercise of any remedy available to Lessor and Lessee shall constitute any election foreclosing Lessor from the subsequent exercise of any other remedy. In furtherance of its remedies, Lessor may and is hereby irrevocably authorized by Lessee (and Lessee, at its sole cost and expense, shall cause Lessor to be duly authorized by all necessary parties) to enter without trespass or liability upon any premises on which the Equipment or any portion thereof may be located. In the event that Lessor, at its option, shall give Lessee notice of any proposed sale or other disposition of the Equipment or any part thereof, Lessee hereby agrees that written notice given to Lessee in accordance with the terms of this Master Agreement at least ten (10) days prior to any such sale or other disposition shall be and be deemed to be commercially reasonable notice.

        24. OFFSET. Lessee hereby waives all existing and future claims and offsets against any rental or other payment that becomes due and payable hereunder or under the Leases, and agrees that its obligations and liabilities for the payment of all rental and other payments that become due and payable hereunder or under the Leases shall be absolute and unconditional.

        25. NO THIRD PARTY BENEFICIARIES. This Master Agreement, each Lease and all other documents executed in connection therewith are for the sole and exclusive protection and benefit of the Lessor, any Assignees of Lessor, and the Lessee, and no other person or entity shall have any right of action hereon or thereon.

        26. APPLICABLE LAW. This Master Agreement and the Leases shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and to be performed entirely within that State.

        27. TIME OF THE ESSENCE. Time is expressly made of the essence of this Master Agreement and of the Leases.

        28. NOTICES. All notices required or permitted to be given hereunder or under any Lease shall be in writing and may be given in person (including express or courier service) or by United States mail, delivery service or electronic transmission to the telecopier number set forth above. Any notice directed to a party hereunder or under any Lease shall become effective upon the earliest of the following: (i) actual receipt by that party;
(ii) delivery to the address of that party first set forth above (or to such other address as such party may from time to time designate in writing);
(iii) if given by United States mail, forty-eight (48) hours after deposit with the United States Postal Service, postage prepaid, addressed to the address of that party first set forth above (or to such other address as such party may from time to time designate in writing); or (iv) if sent by electronic transmission by telecopier, immediately upon transmission.

        29. HEADINGS. The headings or captions of Sections in this Master Agreement are for convenience and reference only, and in no way define, limit or describe the scope or intent of this Master Agreement or the provisions of such Sections.

        30. INTEGRATION AND MODIFICATION. This Master Agreement, including all Leases, schedules, and exhibits, executed in connection herewith, constitute the entire agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. All modifications, consents, amendments or waivers of any provision of this Master Agreement or any Lease, or consent to any departure by Lessee therefrom, shall be effective only if the same shall be in writing and signed by Lessor.

        31. WAIVER. No failure to exercise, and no delay in exercising, on either party's part any right hereunder or under any Lease shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other further exercise thereof or the exercise of any other right. The rights of both parties hereunder and under the Leases shall be in addition to all other rights provided at law or equity except that Lessee's obligations shall not be subject to defense or mitigation unless expressly provided in this Master Agreement. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

        32. ATTORNEY FEES. In the event of any arbitration proceeding, action at law or suit in equity in relation to this Master Lease or any Equipment Schedule, the prevailing party will be entitled to reasonable attorneys' fees.

        33. SUSPENSION OF LESSOR'S OBLIGATION. The obligation of Lessor hereunder will be suspended (or, at Lessor's option, terminated) to the extent that Lessor is hindered or prevented from complying therewith because of labor disturbances, including but not limited to strikes and lockouts, acts of God, fires, storms, accidents, failure of the manufacturer to deliver any item or Equipment, governmental regulations or interference or any cause whatsoever not within the sole and exclusive control of Lessor.

        34. CHOICE OF FORUM; CONSENT TO PROCESS AND JURISDICTION. Any suit, action or proceeding against Lessee with respect to this Master Agreement, the Equipment (or any portion thereof) and/or any Lease or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Colorado, or in the United States District Court for the District of Colorado, as Lessor in its sole discretion may elect, and Lessee hereby irrevocably submits to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Lessee hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Master Agreement, the Equipment (or any portion thereof) and/or any Lease brought in the courts located in the State of Colorado, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

        35. INVALID PROVISIONS. If any provision of this Master Agreement or any Lease is held to be illegal, invalid or unenforceable under present or future laws during the term hereof or thereof, such provision shall be fully severable; the document containing such provision shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of such document; and the remaining provisions of such document shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from such document. Furthermore, in lieu of each such illegal, invalid or unenforceable provision there shall be added in writing as part of such document a provision mutually agreeable to Lessor and Lessee as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

        36. FURTHER ASSURANCES. Lessee hereby agrees, from time to time, upon the reasonable request of Lessor, to execute and deliver or cause to be executed and delivered, such further documents and to do such other acts and things as Lessor may reasonably request in order fully to effect the purposes of this Master Agreement and the Leases, or any of them.

        37. ARBITRATION. Lessor and Lessee agree to bound by the terms of the Arbitration Program attached hereto as Exhibit "B" and incorporated herein by this reference, pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of either party.

        The undersigned agree to all terms and conditions set forth herein, and in witness whereof, they hereby execute this Master Agreement as of the date first set forth hereinabove.

LESSOR:                                     LESSEE:

FIRST INTERSTATE BANK OF CALIFORNIA         TELE TECH TELECOMMUNICATIONS, INC.
                                            a California corporation


By/s/ Jillee S. Graliau                     By/s/ Kenneth Tuchman
  -----------------------------               -------------------------------

Title Vice President                        Title President
     ------------------------------              ----------------------------

                                            TELETECH TELESERVICES, INC.
                                            a Colorado corporation


                                            By /s/ Kenneth Tuchman
                                              -------------------------------

                                            Title
                                                 ----------------------------


                                            TELETECH HOLDINGS, INC.
                                            a Delaware corporation


                                            By/s/ Kenneth Tuchman
                                              -------------------------------

                                            Title President
                                                 ----------------------------

                                     EXHIBIT "A"

                                  EQUIPMENT SCHEDULE
                            DATED ________________________
                                          TO
                                MASTER LEASE AGREEMENT
                            DATED ________________________


LESSEE:                                LESSOR:


- -----------------------------------    --------------------------------------
Name                                   Name

- -----------------------------------    --------------------------------------
Address                                Address

- -----------------------------------    --------------------------------------

        1. MASTER LEASE: The terms and conditions of that Master Lease Agreement dated as of the date set forth above by and between the Lessor and Lessee (the "Master Agreement") are by this reference incorporated herein as if fully set forth herein and together with the terms and conditions hereof, and of all schedules, riders, addenda and/or exhibits that are attached or refer to this Equipment Schedule, constitute a single and severable agreement of lease (this "Lease"). Subject to all of the terms and conditions of this Lease, Lessor hereby leases to Lessee, and Lessee hereby hires from Lessor, the personal property described below and on any supplemental Schedule "A" hereto (hereinafter, together with all replacement parts, additions, modifications, repairs and accessories incorporated therein and/or attached thereto, said personal property is referred to as the "Equipment"):


- -----------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------
 QTY.   DESCRIPTION OF EQUIPMENT - MAKE, KIND, MODEL NO., SERIAL NO., AND ANY OTHER PERTINENT     ORIGINAL
- -----------------------------------------------------------------------------------------------------------
                                                                                                   $
- -----------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------
                                                                                       Freight
- -----------------------------------------------------------------------------------------------------------
           *If additional space is required, attach Schedule A.            Total Original Cost     $
- -----------------------------------------------------------------------------------------------------------
 Location of Equipment (if additional space is required, attach Schedule A)
- -----------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------


        2.       ACCEPTANCE DEADLINE: ____________________________, 19___.

        3. TERM: The term of this Lease shall be a period of _____ months and shall commence on the date that the Equipment is accepted by Lessee on behalf of Lessor (the "Acceptance Date").

        4. RENT COMMENCEMENT DATE: The first day of the month immediately following the Acceptance Date.

        5. BASIC RENT PAYMENT DATE: The first day of each month beginning with the Rent Commencement Date.

        6.       RENT:

                 (a) INTERIM RENT: An amount equal to 1/30th of the Basic Rent multiplied by the number of days elapsed from and including the Acceptance Date but excluding the Rent Commencement Date and due and payable concurrently with the delivery of the Certificate of Acceptance by Lessee to Lessor.

                 (b) BASIC RENT: For the term of this Lease, Lessee shall pay Lessor Basic Rent of $__________ monthly plus applicable sales tax, payable on each Basic Rent Payment Date.

        If the first day of each month during the term of this Lease is not a business day, Basic Rent shall be due on the next subsequent business day. Unless otherwise expressly agreed to in writing by Lessor, sales tax on each rental payment received by Lessor under this Lease shall be due and payable by Lessee to Lessor on each Basic Rent Payment Date.

                 (c) OVERDUE RENT: Lessee shall pay to Lessor an Overdue Rent Charge of 5% of all Basic Rent payments not received by Lessor on or before the Basic Rent Payment Date.

        7. PURCHASE OPTION: Provided that (i) an Event of Default does not exist; (ii) this Lease has not previously been terminated; and (iii) Lessee has given Lessor not less than sixty (60) days notice prior to the expiration of the initial term of the Lease, Lessee shall have the option to purchase all (but not less than all) of the Equipment on the original expiration date of this Lease under the following terms and conditions:

        [Note - Choose alternative and delete the other.]

        [Lessee shall have the right to purchase the Equipment, on an "as-is, where-is" basis, without representation or warranty of any kind, at the then current FAIR MARKET VALUE thereof (assuming a sale for cash thereof by a ready, willing and able seller to a ready, willing and able buyer (other than a scrap or salvage dealer) in an arms length transaction where neither seller nor buyer is under any compulsion to sell or buy, and assuming further that such Equipment is then in the condition in which it is required to be maintained hereunder and under the Master Agreement), provided that such right is further subject to payment in full of the purchase price within twenty (20) days after establishment of such fair market value. Such fair market value of the Equipment shall be established by Lessor, in the exercise of its reasonable discretion, and disclosed in writing to Lessee or, if Lessee objects in writing within ten (10) days after receipt of such written disclosure from the Lessor, then, at Lessee's expense, by a third party professional appraiser selected by Lessor, whose determination shall be final and irrebuttable in the absence of manifest error.]

                                          OR

        [Lessee shall have the right to purchase the Equipment, on an "as-is, where-is" basis, without representation or warranty of any kind, for $_____________, provided that such right is further subject to payment in full of the purchase price on or before the expiration of the initial term of this Lease.]

Lessee shall pay or reimburse Lessor all of Lessor's reasonable costs and expenses incurred in connection with such purchase and shall pay all taxes imposed in connection with such sale (other than taxes imposed on or measured by Lessor's net income).

        8. MODIFICATION TO MASTER AGREEMENT: All terms and conditions of this Lease shall be as set forth above and in the Master Agreement, except (if additional space is required, attach an Addendum to this Lease):
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________

        9. CONDITIONS PRECEDENT: Lessor shall have no obligation to purchase the Equipment and to lease the same to Lessee hereunder: (i) if the actual cost of the Equipment exceeds the original cost thereof set forth hereinabove; (ii) if there exists any Event of Default or event or condition which, with the lapse of time or the giving of notice or both, would constitute an Event of Default; or
(iii) unless prior to the Acceptance Deadline Lessee, at its expense, shall have delivered or caused to be delivered to Lessor all of the documents required under Section 3 of the Master Agreement and, in addition, Lessee, at its expense, shall have fully satisfied all of the following additional conditions precedent (if additional space is required, attach an Addendum to this Lease):
________________________________________________________________________________
________________________________________________________________________________
_________

        10. SCHEDULE: The "Schedule of Stipulated Loss Percentages" that is attached or refers to this Equipment Schedule is by this reference expressly incorporated herein as if fully set forth herein.

        11. REAFFIRMATION: By their execution and delivery of this Equipment Schedule, the parties hereby reaffirm all of the terms and conditions of the Master Agreement, except to the extent, if any, modified hereby.

        12. COUNTERPARTS: The Equipment Schedule evidencing this Lease may be executed in more than one original counterpart. However, only the counterpart designated below as "Counterpart No. 1" shall evidence the monetary obligation of Lessee with respect to this Lease. To the extent, if any, that this Lease constitutes "chattel paper," as that term is defined in the Colorado Uniform Commercial Code, no security interest in this Lease may be created or perfected by the transfer or possession of any counterpart hereof other than said "Counterpart No. 1."

        THIS IS COUNTERPART NO. _____________ OF ________________ COUNTERPART ORIGINALS.

        IN WITNESS WHEREOF, this Equipment Schedule has been executed, delivered and accepted this _____ day of __________________, 19___.


LESSOR:                                LESSEE:

FIRST INTERSTATE BANK OF _____________ ______________________________________
N.A.


By                                     By
  ---------------------------------      ------------------------------------

Title                                  Title
     ------------------------------         ---------------------------------

                                 ARBITRATION PROGRAM

        (a) BINDING ARBITRATION. Upon the demand of Borrower or Bank (collectively the "parties"), whether made before the institution of any Judicial proceeding or not more than 60 days after service of a complaint, third party complaint, cross-claim or counterclaim or any answer thereto or any amendment to any of the above, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this arbitration clause. A "Dispute" shall include any action, dispute, claim, or controversy of any kind, whether founded in contract, tort, statutory or common law, equity, or otherwise, now existing or hereafter occurring between the parties arising out of, pertaining to or in connection with this Agreement or any related agreements, documents, or instruments (the "Documents"). The parties understand that by this Agreement they have decided that the Disputes may be submitted to arbitration rather than being decided through litigation in court and that once decided by an arbitrator the claims involved cannot later be brought, filed, or pursued in court.

        (b) GOVERNING RULES. Arbitrations conducted pursuant to this Agreement, including selection of arbitrators, shall be administered by the American Arbitration Association ("Administrator") pursuant to the Commercial Arbitration rules of the Administrator. Arbitrations conducted pursuant to the terms hereof shall be governed by the laws of the State of Colorado, including the provisions of CRS 13-22-201 et seq, and CRS 13-21-102(5). Judgment upon any award rendered hereunder may be entered in any court having jurisdiction; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C.
Section 91 or similar governing state law. Any party who fails to submit to binding arbitration following a lawful demand by the opposing party shall bear all costs and expenses, including reasonable attorney's fees, incurred by the opposing party in compelling arbitration of any Dispute.

        (c) NO WAIVER, PRESERVATION OF REMEDIES, MULTIPLE PARTIES. No provision of, nor the exercise of any rights under, this arbitration clause shall limit the right of any party to (1) foreclose against any real or personal property collateral or other security, (2) exercise self-help remedies (including repossession and setoff rights) or (3) obtain provisional or ancillary remedies such as injunctive relief, sequestration, attachment, replevin, garnishment, or the appointment of a receiver from a court having Jurisdiction. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action as described above shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration, nor render inapplicable the compulsory arbitration provisions hereof. Any claim or Dispute related to exercise of any self-help, auxiliary or other exercise of rights under this section (c) shall be a Dispute hereunder.

        (d) ARBITRATOR POWERS AND QUALIFICATIONS; AWARDS. Arbitrators shall resolve all Disputes in accordance with the applicable substantive law. Arbitrator(s) may make an award of attorneys' fees and expenses if permitted by law or the agreement of the parties. All statutes of limitation applicable to any Dispute shall apply to any proceeding in accordance with this arbitration clause. Any arbitrator selected to act as the only arbitrator in a Dispute shall be required to be a practicing attorney with not less than 10 years practice in commercial law in the state of Colorado. With respect to a Dispute in which the claims or amounts in controversy do not exceed five hundred thousand dollars ($500,000), a single arbitrator shall be chosen and shall resolve the Dispute. In such case the arbitrator shall have authority to render an award up to but not to exceed five hundred thousand dollars ($500,000) including all damages of any kind whatsoever, costs, fees and expenses. Submission to a single arbitrator shall be a waiver of all parties' claims to recover more than five hundred thousand dollars ($500,000). A Dispute involving claims or amounts in controversy exceeding five hundred thousand dollar ($500,000) shall be decided by a majority vote of a panel of three arbitration ("Arbitration Panel"). An Arbitration Panel shall be composed of one arbitrator who would be qualified to sit as a single arbitrator in a Dispute decided by one arbitrator, one who has at least ten years experience in commercial lending and one who has at least ten years experience in the marketing/communications industry. Arbitrator(s) may, in the exercise of their discretion to, at the written request of a party in any Dispute, 1) consolidate in a single proceeding any multiple party claims that are substantially identical and all claims arising out of a single loan or series of loans including claims by or against borrower(s), guarantors, sureties and or owners of collateral if different from the borrower, and 2) administer multiple arbitration claims as class actions in accordance with Rule 23 of the Federal Rules of Civil Procedure. The arbitrator(s) shall be empowered to resolve any Dispute regarding the terms of this Agreement or the arbitrability of any Dispute or any claim that all or any part (including this provision) is void or voidable but shall have no power to change or alter the terms of this Agreement. The award of the arbitrator(s) shall be in writing and shall specify the factual and legal basis for the award.

        (e) MISCELLANEOUS. To the maximum extent practicable, the Administrator, the Arbitrator(s) and the parties shall take any action necessary to require that an arbitration proceeding hereunder be concluded within 180 days of the filing of the Dispute with the Administrator. The Arbitrator(s) shall be empowered to impose sanctions for any party's failure to proceed within the times established herein. Arbitration proceedings hereunder shall be conducted in Denver, Colorado at a location determined by the Administrator. In any such proceeding a party shall state as a counterclaim any claim which arises out of the transaction or occurrence or is in any way related to the Documents which does not require the presence of a third party which could not be joined as a party in the proceeding. The provisions of this arbitration clause shall survive any termination, amendment, or expiration of the Documents and repayment in full of sums owed to Bank by Borrower unless the parties otherwise expressly agree in writing. Each party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the parties or as required by applicable law or regulation.

                                      2